UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

Esterline Technologies Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-06357	13-2595091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions::

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

In connection with its previous announcement that Esterline Technologies Corporation (the “Company”) had entered into an Agreement and Plan of Merger with TransDigm Group Incorporated and Thunderbird Merger Sub Inc., on November 7, 2018, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission in which it disclosed certain estimated preliminary results and balance sheet items for the fiscal year ended September 28, 2018 that were shared during the Company’s sale process with the Board of Directors, Goldman Sachs & Co. LLC, the Company’s financial advisor, and certain participants in the sale process, including TransDigm and its advisors, and are noted below.

These estimates are preliminary, have not been audited and the actual results may differ materially upon completion of the Company’s financial statement closing procedures and review of the financial statements by the Company’s independent registered public accounting firm. The Company expects to issue full financial results for the fourth quarter and fiscal year 2018 in the Company’s Annual Report on Form 10-K.

This Form 8-K may include non-GAAP financial measures—adjusted operating earnings from continuing operations (EBIT) and adjusted earnings before interest, tax, depreciation and amortization (EBITDA) —that have not been calculated in accordance with generally accepted accounting principles (GAAP) in the U.S. EBIT is defined as operating earnings from continuing operations. EBITDA from continuing operations is defined as net earnings (loss) plus loss (gain) from discontinued operations plus earnings attributable to noncontrolling interests plus income tax expense less interest income plus interest expense plus depreciation and amortization (excluding amortization of debt issuance costs). Pro forma sales, EBIT, and EBITDA have been adjusted as disclosed below.

Certain estimated preliminary results, calculated on an adjusted pro forma basis, for the fiscal year ended September 28, 2018, as follows:

2018E
Sales	$1,998
EBIT	$208
EBITDA	$308

The estimated preliminary results were prepared on an adjusted pro forma basis, and excluded (a) any financial impact, including sales, EBIT, and EBITDA, including the loss on sale, of the Kirkhill business, the assets of which were sold late in the second fiscal quarter, and (b) any expenses for outside advisors, whether financial, legal, or strategic, related to the sale process, and (c) expenses associated with a temporary shutdown at one of ESL’s locations in ESL’s fiscal fourth quarter. Reconciliation of the adjusted pro forma preliminary results for the fiscal year ended September 28, 2018 to the preliminary results is as shown below:

	Preliminary Results	Kirkhill Removal	Deal Expenses Removal	Facility Shutdown Expenses	Adjusted Pro Forma Preliminary Results
Sales	$2,033	$(35)	$0	$0	$1,998
EBIT	$182	$16	$7	$3	$208
EBITDA	$283	$15	$7	$3	$308

Certain estimated preliminary balance sheet items for the fiscal year ended September 28, 2018, as follows:

2018E
Cash	$372
Term loan balance	$180
Revolver balance	$0
Balance on eurobond	€330

These pro forma non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items that comprise the calculation. The Company compensates for these limitations by using these non-GAAP financial measures as a supplement to the GAAP measures and by providing reconciliations of the non-GAAP and comparable GAAP financial measures. The non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events

The information included in Item 2.02 of this Report is incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

In connection with the proposed merger, Esterline Technologies Corporation (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS IN AND STOCKHOLDERS OF ESTERLINE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.esterline.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 108th Avenue NE, Suite 1500, Bellevue, Washington 98004, or by calling (425) 453-9400.

Participants in the Solicitation

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 27, 2017, and its Annual Report on Form 10-K for the fiscal year ended September 29, 2017, which was filed with the SEC on November 21, 2017, and the Amendment No. 1 on Form 10-K/A, which was filed with the SEC on March 30, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.esterline.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely manner or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved.

You should not place undue reliance on such statements. The Company’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward looking statements as a result of certain risks and uncertainties, including but not limited to: (1) the ability to (i) obtain the approval of the Company’s stockholders as required for the merger, (ii) receive (if not waived) the required regulatory or other foreign investment approvals for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transactions) and (iii) satisfy the other conditions to the consummation of the merger on a timely basis or at all; (2) the outcome of consultation with employees, their works councils or other employee representatives; (3) the potential that a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) unexpected or significant transaction costs and/or unknown liabilities; (5) negative effects of the announcement or the consummation of the transaction on the market price of the Company’s common stock, its business (including relationships with customers, suppliers or other business relationship), financial conditions, results of operations and financial performance; (6) risks associated with legal proceedings related to the merger and the outcome of any legal proceedings related to the merger; (7) adverse effects of general industry, economic, business, and/or competitive factors; (8) unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) the potential that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended September 29, 2017 and the Amendment No. 1 on Form 10-K/A, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: November 7, 2018	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Executive Vice President & Chief Financial Officer